UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 14, 2005

Commission File No. 001-13783

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	76-0542208
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1800 West Loop South

Suite 500

Houston, Texas 77027

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 14, 2005, Integrated Electrical Services, Inc. issued a press release announcing results for its fiscal 2005 first quarter ended December 31, 2004. See the related press release dated February 14, 2005 included herein as Exhibit 99.1.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On February 14, 2005, Integrated Electrical Services, Inc. issued a press release announcing results for its fiscal 2005 first quarter ended December 31, 2004. See the related press release dated February 14, 2005 included herein as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C)    Exhibits

Exhibit No.	Description
99.1	Press Release dated February 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ David A. Miller
David A. Miller Senior Vice President and Chief Financial Officer

Dated: February 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 14, 2004